UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 28, 2026

Columbia Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-43410	42-1991301
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

19-01 Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices)

(800) 522-4167
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 29, 2026, Columbia Financial, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that the Board of Directors (the “Board”) of the Company had expanded its number of authorized directors from nine to thirteen directors and appointed John P. Connors, Jr., Timothy C. Harrison, Steven M. Klein, and Paul V. Stahlin to the Board, to be effective upon the completion of the Company’s acquisition of Northfield Bancorp, Inc. (the “Merger”). The Merger was completed on July 20, 2026 and, effective upon that date, Messrs. Connors, Harrison, Klein and Stahlin became directors of the Company. Committee assignments for the new directors had not been determined as of the filing of the Initial Form 8-K.

On July 28, 2026, effective immediately, the Board appointed (i) Mr. Connors to its Audit Committee, Nominating/Corporate Governance Committee, Risk Committee and Technology Committee; (ii) Mr. Harrison to its Compensation Committee, Nominating/Corporate Governance Committee, Risk Committee and Technology Committee; and (iii) Mr. Stahlin to its Audit Committee, Compensation Committee, Risk Committee and Operations and Strategic Planning Committee. In each case, the Board had previously determined that each of Messrs. Connors, Harrison and Stahlin satisfies all applicable requirements to serve on the Audit, Compensation and Nominating/Corporate Governance Committees, as applicable, including without limitation the applicable requirements of The Nasdaq Stock Market and the Securities Exchange Act of 1934, as amended.

Also on July 28, 2026, effective immediately, the Board appointed Mr. Klein, who also serves as Senior Executive Vice President and Chief Operating Officer of the Company, to its Risk Committee, Operations and Strategic Planning Committee, and Technology Committee.

Item 9.01 Financial Statements and Exhibits

        (d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:	July 28, 2026	/s/Thomas F. Splaine Jr.
Thomas F. Splaine Jr.
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

3